EXHIBIT 10.5

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) dated as of the 21st day of November 2006, by and between DYN-O-MAT, INC., a Florida corporation (“Dyn-O-Mat”), and PETER CORDANI (“Cordani”), (together the "Borrower"), and PHIL D. O’CONNELL, JR., AS TRUSTEE OF THE PHIL D. O’CONNELL, JR., REVOCABLE TRUST DATED SEPTEMBER 4, 1991, P. O. Box 3917, West Palm Beach, FL 33402-3917, (the "Lender"), provides:

BACKGROUND

1.

Dyn-O-Mat, Inc. has previously borrowed $338,220.25 from Lender to date as evidenced by promissory notes totaling $338,220.25 of various dates (“Dyn-O-Mat Notes”); and

2.

The Dyn-O-Mat Notes are secured by collateral assignments of the Black Mat Patent (U.S. Patent No. 5,834,104 entitled “Fluid Absorbent Mat Patent”) and the Weather Patent (U.S. Patent No. 6,325,213 entitled “Method of Modifying Weather”) owned by Dyn-O-Mat, Inc.; and

3.

Lender exercised his right to convert $238,220.25 of the principal of the Dyn-O-Mat Notes into 88,220 shares of common stock of Dyn-O-Mat and 150,000 shares of common stock of Gel Tech Solutions, Inc. at the rate of $1.00 per share; and

4.

Lender has agreed to renew the balance of $100,000.00 in Dyn-O-Mat Notes (“Renewal Note”) and extend the maturity date thereof to the earlier of December 31 2007 or the date Dyn-O-Mat, Inc. shall sell, assign, exchange or otherwise convey any part or all of its interest in the Black Mat Patent to any person or entity; and

5.

The Renewal Note shall continue to be secured by the collateral assignment of the Black Mat Patent; and

6.

The transfer of 50% or more of the outstanding capital stock of Dyn-O-Mat, Inc. or the merger or other consolidation of Dyn-O-Mat, Inc. with another entity shall be considered an assignment of the Black Mat Patent and shall cause the Renewal Note to mature.

THEREFORE, the Parties agree:

1.

Recitals.  The recitals (the "Recitals') are true and correct and the Recitals are by this reference incorporated and made a part of this Agreement.

2.

Renewal Dyn-O-Mat Note.  Lender agrees to renew and extend the balance of matured Dyn-O-Mat Notes totaling $100,000.00 for a term maturing on the earlier of December 31 2007 or the date that Dyn-O-Mat, Inc. shall sell, assign, exchange or otherwise convey any part or all of its interest in the Black Mat Patent to any person or entity to be evidenced by a note (“Renewal Note”) in the amount of $100,000.00 on the terms and in the form attached as Exhibit “A”.  The Renewal Note shall be secured by a collateral assignment of the Black Mat Patent (“Collateral Assignment”) on the terms and in the form attached as Exhibit “B”.  The transfer of 50% or more of the outstanding capital stock of Dyn-O-Mat, Inc. or the merger or other consolidation of Dyn-O-Mat, Inc. with another entity shall be considered an assignment of the Black Mat Patent and shall cause the Renewal Note to mature.

3.

Governance.  This Agreement shall be construed and governed by the Laws of the Florida.  Each term and provision of this Agreement shall be enforced to the fullest extent permitted by law.  Should any provisions of this Agreement be held to be wholly invalid, illegal or not enforceable under such state laws or any Federal laws, it or they shall be considered severable and the Agreement, its remaining terms and conditions, shall remain in full force and be binding upon Landlord and Tenant as though such severed provisions had never been included.

4.

Interpetation.  The captions are inserted only as a matter of convenience and reference and in no way define, limit or describe the scope of this Agreement, or the intent of any provision hereof.  The neuter singular pronoun shall be deemed to include the masculine, the feminine, and the plural.  The term “include” and “including” shall mean without limitation by way of enumeration.  Unless otherwise expressly provided herein, the words “herein”, “hereof”, “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement.

5.

Successors and Assigns.  All of the covenants, agreements, terms, conditions and undertakings in this Agreement shall extend and inure to and be binding upon successors in interest, transferees, heirs, legal representatives, successors and assigns of Lender and Borrower.

6.

Entire Agreement.  This Agreement constitutes the sole and entire agreement of Landlord and Tenant and supersedes any prior understandings or written or oral agreement between the parties respecting the within subject matter.  No amendment, modification, or alteration of the covenants and terms of this Agreement shall be binding unless the same are in writing, dated subsequent to the date hereof and duly executed by Landlord and Tenant.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same Agreement.

IN WITNESS WHEREOF, Lender and Borrower have hereunto subscribed their names on the day and year first above written.

WITNESS

BORROWER:

DYN-O-MAT, INC.

___________________________

By:_______________________

Name: Michael Cordani

Title: President

___________________________

___________________________

_______________________

Peter Cordani, Individually

___________________________

WITNESS

LENDER:

PHIL D. O’CONNELL, JR., REVOCABLE TRUST DATED September 4, 2001

___________________________

By:__________________________

Phil D. O’Connell, Jr., Trustee

___________________________

3